Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13 – Commitments and Contingencies

In the normal course of business or otherwise, the Company may become involved in legal proceedings. The Company will accrue a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonable estimated. When only a range of possible loss can be established, the most probable amount in the range is accrued. The accrual for a litigation loss contingency might include, for example, estimates of potential damages, outside legal fees, and other directly related costs expected to be incurred. There were no recorded litigation loss contingencies as of June 30, 2021 and December 31, 2020.